                                                         Exhibit 99.1

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000




                 $[181,285,000] [ ]% Class A-1 Notes, Series 2000-1
                 $[63,269,000]  [ ]% Class A-2 Notes, Series 2000-1
                 $[84,623,000]  [ ]% Class A-3 Notes, Series 2000-1
                 $[28,215,000]  [ ]% Class B Notes, Series 2000-1
                 $[18,810,000]  [ ]% Class C Notes, Series 2000-1
                 $[9,405,000]   [ ]% Class D Notes, Series 2000-1


THE INFORMATION CONTAINED HEREIN (THE "MARKETING MATERIALS") IS PROVIDED BY PRUDENTIAL SECURITIES INCORPORATED ("PSI") BASED ON INFORMATION REGARDING THE COLLATERAL POOL PROVIDED BY ADVANTA BANK CORP. NO REPRESENTATION IS MADE BY PSI AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. THESE MARKETING MATERIALS ARE PRELIMINARY AND WILL BE SUPERSEDED BY ANY SUBSEQUENT MARKETING MATERIALS AND THE PROSPECTUS AND PROSPECTUS SUPPLEMENT (COLLECTIVELY, THE "PROSPECTUS").

ALL INFORMATION AND ASSUMPTIONS CONTAINED HEREIN REFLECT PSI'S ASSUMPTIONS AS OF THIS DATE AND ARE SUBJECT TO CHANGE. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE COLLATERAL WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES IN THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS.

THESE MATERIALS ARE NOT COMPLETE. THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO BUY OR SELL OR A SOLICITATION OF AN OFFER TO BUY OR SELL ANY SECURITY OR TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. ANY SUCH OFFER, OR SOLICITATION OF AN OFFER, TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A PROSPECTUS WHICH WILL CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH A PROSPECTUS WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF THE NOTES OFFERED THEREBY AND ANY DECISION TO INVEST IN THE NOTES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS. PSI HAS NOT ADDRESSED THE LEGAL, ACCOUNTING AND TAX IMPLICATIONS OF THE ANALYSIS WITH RESPECT TO YOU, AND PSI STRONGLY URGES YOU TO SEEK ADVICE FROM YOUR COUNSEL, ACCOUNTANT, AND TAX ADVISOR.

PSI (OR ANY OF ITS AFFILIATES) OR THEIR OFFICERS, DIRECTORS, ANALYSTS OR EMPLOYEES MAY HAVE POSITIONS IN THE SECURITIES THEREON REFERRED TO HERE AND MAY AS PRINCIPAL OR AGENT, BUY OR SELL SUCH SECURITIES. IN ADDITION, PSI MAY MAKE A MARKET IN THE SECURITIES REFERRED TO HEREIN. NEITHER THE INFORMATION NOR THE ASSUMPTIONS REFLECTED HEREIN SHALL BE CONSTRUED TO BE, OR CONSTITUTE AN OFFER TO BUY OR A SOLICITATION OF AN OFFER TO SELL OR BUY SECURITIES MENTIONED HEREIN. NO SALE OF ANY SECURITIES WILL BE CONFIRMED WITHOUT THE PURCHASER HAVING RECEIVED THE PROSPECTUS WITH SUCH CONFIRMATION.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

                               PRICING INFORMATION

                                  CLASS A-1                 CLASS A-2                  CLASS A-3
                                  ---------                 ---------                  ---------
APPROXIMATE FACE AMOUNT:          $[181,285,000]            $[63,269,000]              $[84,623,000]
EXPECTED RATINGS                  Aaa/AAA                   Aaa/AAA                    Aaa/AAA
(MOODY'S/FITCH):
COUPON:                           [ ]%                      [ ]%                       [ ]%
APPROXIMATE PRICE:                [ ]%                      [ ]%                       [ ]%
YIELD:                            [ ]%                      [ ]%                       [ ]%
SPREAD:                           [ ] bps                   [ ] bps                    [ ] bps
EXP. AVG. LIFE TO CALL:           [0.80] yrs                [2.00] yrs                 [3.10] yrs
EXP. AVG. LIFE TO MATURITY:       [0.80] yrs                [2.00] yrs                 [3.24] yrs
EXPECTED 1ST PRINCIPAL PMT.       [4/17/2000]               [4/17/2000]                [4/17/2000]
DATE:
EXP. MATURITY TO CALL:            [11/15/2001]              [08/15/2002]               [09/15/2003]
EXPECTED MATURITY:                [11/15/2001]              [08/15/2002]               [07/15/2004]
STATED MATURITY:                  [7/15/2002]               [5/15/2003]                [2/15/2007]
PRICING SPEED:                    6% CPR                    6% CPR                     6% CPR
PRICING DATE:                     March [ ], 2000           March [ ], 2000            March [ ], 2000
EXPECTED SETTLE DATE:             March [ ], 2000           March [ ], 2000            March [ ], 2000
CUT-OFF DATE (CLOSE OF            February 29, 2000         February 29, 2000          February 29, 2000
BUSINESS):
DATED DATE:                       March [ ], 2000           March [ ], 2000            March [ ], 2000
PAYMENT DELAY:                    0 days                    0 days                     0 days
INTEREST PAYMENT:                 30/360                    30/360                     30/360
PAYMENT TERMS:                    Monthly                   Monthly                    Monthly
1ST INTEREST PAYMENT DATE:        [April 17, 2000]          [April 17, 2000]           [April 17, 2000]
DISTRIBUTION:                     Public Offering           Public Offering            Public Offering
SETTLEMENT:                       Book Entry (DTC)          Book Entry (DTC)           Book Entry (DTC)
ERISA ELIGIBILITY:                Yes                       Yes                        Yes

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


                           PRICING INFORMATION (CONT.)


                                  CLASS B                   CLASS C                    CLASS D
                                  -------                   -------                    -------
APPROXIMATE FACE AMOUNT:          $[28,215,000]             $[18,810,000]              $[9,405,000]
EXPECTED RATINGS                  Aa3/AA-                   A2/A                       Baa2/BBB+
(MOODY'S/FITCH):
COUPON:                           [ ]%                      [ ]%                       [ ]%
APPROXIMATE PRICE:                [ ]%                      [ ]%                       [ ]%
YIELD:                            [ ]%                      [ ]%                       [ ]%
SPREAD:                           [ ] bps                   [ ] bps                    [ ] bps
EXP. AVG. LIFE TO CALL:           [1.62] yrs                [1.60] yrs                 [1.58] yrs
EXP. AVG. LIFE TO MATURITY:       [1.62] yrs                [1.60] yrs                 [1.58] yrs
EXPECTED 1ST PRINCIPAL PMT.       [4/17/2000]               [4/17/2000]                [4/17/2000]
DATE:
EXP. MATURITY TO CALL:            [09/15/2003]              [8/15/2003]                [5/15/2003]
EXPECTED MATURITY:                [11/15/2003]              [8/15/2003]                [5/15/2003]
STATED MATURITY:                  [2/15/2007]               [2/15/2007]                [2/15/2007]
PRICING SPEED:                    6% CPR                    6% CPR                     6% CPR
PRICING DATE:                     March [ ], 2000           March [ ], 2000            March [ ], 2000
EXPECTED SETTLE DATE:             March [ ], 2000           March [ ], 2000            March [ ], 2000
CUT-OFF DATE (CLOSE OF            February 29, 2000         February 29, 2000          February 29, 2000
BUSINESS):
DATED DATE:                       March [ ], 2000           March [ ], 2000            March [ ], 2000
PAYMENT DELAY:                    0 days                    0 days                     0 days
INTEREST PAYMENT:                 30/360                    30/360                     30/360
PAYMENT TERMS:                    Monthly                   Monthly                    Monthly
1ST INTEREST PAYMENT DATE:        [April 17, 2000]          [April 17, 2000]           [April 17, 2000]
DISTRIBUTION:                     Public Offering           Public Offering            Public Offering
SETTLEMENT:                       Book Entry (DTC)          Book Entry (DTC)           Book Entry (DTC)
ERISA ELIGIBILITY:                Yes                       Yes                        Yes

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


COMPANY OVERVIEW

ADVANTA BANK CORP. ("ABC" or the "Company") is a Utah-chartered industrial loan corporation, the deposits of which are insured by the FDIC. ABC's principal office is located in Draper, Utah.

ABC originates a wide variety of small-ticket equipment leases to small businesses through marketing programs, vendors, brokers and bulk or portfolio purchases. Typically the equipment will include office equipment, telecommunications equipment, automotive repair equipment, surveillance equipment and furniture. The users of the equipment and the obligors on the contracts are businesses and business owners throughout the United States. The leases are triple-net leases; the lessee is required to pay all taxes, maintenance and insurance associated with the equipment. The leases cannot be cancelled by the lessees and payments due are unconditional obligations of the lessee without right of offset.

ADVANTA CORP. ABC is a wholly-owned subsidiary of Advanta Corp. ("ADVN"). ADVN is a publicly-traded company based in Spring House, Pennsylvania and listed on the NASDAQ as ADVNA and ADVNB.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

HISTORICAL DELINQUENCY INFORMATION. Delinquency information for Advanta Business Services Corp. is set forth below.

The following delinquency and default information relates to all equipment financing contracts serviced by Advanta Bank Corp. or by Advanta Business Services Corp. for the periods shown. Prior to October 1, 1998, Advanta Business Services Corp. was in the business of originating and servicing equipment leases. As of October 1, 1998 Advanta Bank Corp. assumed the origination of equipment leases. Advanta Business Services continues to service the leases it originated. Advanta Bank Corp. services the leases it originates through a subservicing arrangement with Advanta Business Services. Therefore, the following delinquency and default information, for periods prior to October 1, 1998 relates to the Advanta Business Services servicing portfolio and the information from and after October 1, 1998 combines the servicing portfolios of Advanta Business Services and Advanta Bank Corp.

                        ADVANTA BUSINESS SERVICES CORP.
            HISTORICAL DELINQUENCY EXPERIENCE -- SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                            YEAR ENDED DECEMBER 31,
                                 -----------------------------------------------------------------------------------
                                   1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------
Total Receivables Balance(1)...  $870,346         $718,418         $674,570         $614,828         $460,224
--------------------------------------------------------------------------------------------------------------------
No. of Delinquent Days
31-60 Days.....................  $ 41,212  4.74%  $ 36,522  5.08%  $ 31,226  4.63%  $ 34,521  5.61%  $ 24,481  5.32%
61-90 Days.....................    15,244  1.75%  $ 14,172  1.97%    11,920  1.77%     9,705  1.58%     5,880  1.28%
90 Days +......................    11,475  1.32%     9,462  1.32%     9,189  1.36%     6,702  1.09%     4,828  1.05%
--------------------------------------------------------------------------------------------------------------------
Total Delinquency..............  $ 67,931  7.81%  $ 60,156  8.37%  $ 52,335  7.76%  $ 50,928  8.28%  % 35,199  7.65%
--------------------------------------------------------------------------------------------------------------------

(1) The Total Receivable Balance is equal to the aggregate future rent owing on the leases.

Past performance is not necessarily indicative of future performance. In addition, because the information in this table reflects the entire servicing portfolio and not only those contracts which will secure the Series 2000-1 notes, the results achieved by the Series 2000-1 portfolio may vary from the information presented above and such variance may be material.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

HISTORICAL LOSS EXPERIENCE. Loss experience information for Advanta Business Services Corp. is set forth below.

                        ADVANTA BUSINESS SERVICES CORP.
               HISTORICAL LOSS EXPERIENCE -- SERVICING PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                       YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------
                                         1999           1998         1997         1996         1995
                                       -------------------------------------------------------------
Average Receivables Outstanding(1)...  $800,696       $676,817     $652,607     $551,645     $394,910
Net Losses...........................  $ 25,584       $ 16,217     $ 15,293     $ 10,356     $  6,320
Net Losses as a Percentage of
  Average Receivables................      3.20%          2.40%        2.34%        1.88%        1.60%

(1) Equals the arithmetic average of each months Receivables Balance within the period specified. This Receivable balance is equal to the aggregate future rent owing on the leases.

Past performance is not necessarily indicative of future performance. In addition, because the information in this table reflects the entire servicing portfolio and not only those contracts which will secure the Series 2000-1 notes, the results achieved by the Series 2000-1 portfolio may vary from the information presented above and such variance may be material.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

TRANSACTION SUMMARY

Title of Securities:      Advanta Equipment Receivables Series 2000-1 LLC,
                          Asset-Backed Notes, Series 2000-1,
                          Class A-1 Notes, Class A-2 Notes, Class A-3 Notes
                          (collectively, the "Class A Notes"), Class B Notes,
                          Class C Notes, Class D Notes (collectively, the
                          "Offered Notes"), Class E Notes (collectively, the
                          "Notes"), and Class F Interest.

Securities Offered:       $[181,250,000], % Class A-1 Notes;
                          $[63,269,000], % Class A-2 Notes;
                          $[84,623,000], % Class A-3 Notes;
                          $[28,215,000], % Class B Notes;
                          $[18,810,000], % Class C Notes;
                          $[9,405,000], % Class D Notes.

Distribution and
Form: The Offered Notes are being publicly offered. The Offered Notes will be available in Book Entry Form through DTC, Euroclear or Clearstream, Luxembourg.

Minimum Denomination:     $1,000 and increments of $1,000.

Structure:                The Offered Notes will be issued out of a
                          Senior/Subordinated structure and the Class A Notes will be time-tranched.

Collateral:               The Transaction is collateralized by, among other
                          things, a pool of equipment leases and loan agreements
                          (the "Contracts"), including the payments received thereon after the Cut-off Date, and rights in and to the Collection Account and the Reserve Account.

                          An Aggregate Contract Principal Balance of approximately $470,253,515, as of the Cut-off Date, will be acquired by the Issuer at closing and pledged to secure the Notes (the "Initial Aggregate Contract Principal Balance").

                          The Aggregate Contract Principal Balance shall equal the sum of the Contract Principal Balances of all Contracts. The Contract Principal Balance, as of any Calculation Date with respect to any Contract, shall equal the present value of such contract's remaining scheduled payments, discounted at the same interval as payments on the Contracts at 9% (the "Discount Rate"). Defaulted Contracts are considered to have a Contract Principal Balance equal to zero.

Expected Ratings:                                   Moody's           Fitch
                                                    --------         ------
                          Class A-1 Notes           Aaa               AAA
                          Class A-2 Notes           Aaa               AAA
                          Class A-3 Notes           Aaa               AAA
                          Class B Notes             Aa3               AA-
                          Class C Notes             A2                A
                          Class D Notes             Baa2              BBB+

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

PARTIES

Issuer:                   Advanta Equipment Receivables Series 2000-1 LLC

Originator/Servicer:      Advanta Bank Corp. ("ABC")

Subservicer:              Advanta Business Services Corp. ("ABS")

Indenture Trustee:        Bankers Trust Company (the "Trustee")

Lead Manager:             Prudential Securities ("PSI")

Co-Managers:              Barclays Capital
                          Morgan Stanley Dean Witter


FEES AND EXPENSES

Servicing Fee:            100 bps


SETTLEMENT MECHANICS

Cut-Off Date:             Close of Business on February 29, 2000.

Expected Pricing:         March [], 2000

Expected Closing
Date:                     March [], 2000

Determination Date:       The 3rd Business Day prior to each Payment Date.

Payment Date:             The 15th day of each month (or if any such date is not
                          a business day, on the first business day thereafter), commencing on [April 17, 2000].

Calculation Date:         Close of Business on the last day of such Collection
                          Period.

Collection Period:        With respect to each payment date, the immediately
                          preceding calendar month.

Record Date:              Calendar day immediately preceding each Payment Date.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

STRUCTURAL SUMMARY

Flow of Funds:            On each Payment Date, the Indenture Trustee is
                          required, unless a trigger event has occurred and is continuing, to make the following payments from Available Funds:

                          (i) To the Trustee, any accrued and unpaid Trustee Fees subject to an Annual Trustee Expense Cap;

                          (ii)    To the Servicer, Unreimbursed Servicer
                                  Advances;

                          (iii)   To the Servicer, the Monthly Servicing Fee;

                          (iv) To the Class A-1 Noteholders, interest on the Class A-1 Notes;

                          (v) To the Class A-2 Noteholders, interest on the Class A-2 Notes;

                          (vi) To the Class A-3 Noteholders, interest on the Class A-3 Notes; (vii) To the Class B Noteholders, interest on the Class B Notes;

                          (viii) To the Class C Noteholders, interest on the Class C Notes;

                          (ix) To the Class D Noteholders, interest on the Class D Notes;

                          (x) To the Class E Noteholders, interest on the Class E Notes; or if the Class E Notes did not bear interest during the related interest accrual period, this amount shall become additional principal and be paid pro-rata among Class A, Class B, Class C and Class D;

                          (xi) To the Class A Noteholders, the Class A Monthly Principal Payment Amount paid to Class A-1, Class A-2 and Class A-3 on a sequential basis;

                          (xii) To the Class B Noteholders, the Class B Monthly Principal Payment Amount;

                          (xiii) To the Class C Noteholders, the Class C Monthly Principal Payment Amount;

                          (xiv) To the Class D Noteholders, the Class D Monthly Principal Payment Amount;

                          (xv) To the Class E Noteholders, the Class E Monthly Principal Payment Amount;

                          (xvi) To the Reserve Account, the amount necessary to maintain the reserve amount;

                          (xvii) To the Issuer as owner of the Class F Interest, the Class F monthly principal payment amount until the Class F principal balance has been reduced to the Class F floor;

                          (xviii) If the Class F principal balance has been
                                  reduced to the Class F floor, then the Class F monthly principal payment amount will be reallocated and used as additional principal paid first to Class D, then to Class C, then to Class B, then to Class A (to be applied within Class A in sequential order to pay Class A-1, then Class A-2 and then Class A-3), then to Class E and then to Class F;

                          (xix) To the Trustee any fees and expenses not previously paid due to the Annual Trustee Expense Cap; and (xx) To the Issuer, the remaining amounts.

                          Upon the occurrence of a Trigger Event, principal will be applied sequentially. After payment of amounts due to the Trustee and the Servicer and after payment of interest on the Notes, the remaining Available Funds will be paid entirely to the most senior class of Notes outstanding, as a payment of principal.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

Available Funds:          For any Payment Date, the following amounts related to
                          the preceding Collection Period will be available for distribution:

                          (i)     Scheduled payments on the Contracts;

                          (ii) Any Servicer Advances made to cover payments due;

                          (iii)   Prepayment amounts received by the Servicer;

                          (iv) Available earnings on the Collection Account and Reserve Account; and

                          (v) All amounts transferred from the Reserve Account and deposited into the Collection Account for such Payment Date.

No Residual Interest
Available:                The Issuer will not have any residual interest in the
                          equipment and no amounts related to the Residual
                          Interests will be available to pay the Notes.

Annual Trustee
Expense Cap:              Means the Trustee's fees and expenses payable as a
                          first priority from available funds will be limited to $50,000 in any 12 month period; however, to the extent in any 12 month period the actual fees and expenses are less than $50,000, the remaining amount on a cumulative basis will be used to increase the limit which can be paid as a first priority in the next 12 month period. If a servicer default or event of default occurs, then the limitation or the amount of Trustee's fees and expenses which will be paid as a first priority will be increased to $250,000 for any 12 month period. Any amount of the Trustee's fees and expenses which exceed the aggregate limit in any year will be payable from any remaining available funds prior to the release of funds to the issuer at the end of the flow of funds.

Class F Floor:            Means that the Class F principal balance has been
                          reduced to an amount equal to 2% of the initial aggregate contract principal balance.

Redistribution of
Class F Monthly
Principal Payment
Amount: If the principal amount of the Class F interest has been reduced to the Class F floor, then on the first payment date following the date on which the Class F interest is reduced to the Class F floor and for each payment date thereafter, all of the Class F Monthly Principal Payment Amount will be reallocated and used as additional principal. Additional principal derived from the reallocated Class F monthly principal payment amount will be paid in reverse sequential order, meaning that additional principal will be paid to the Class D notes until the Class D notes are paid in full, then to the Class C notes until the Class C notes are paid in full, then to the Class B notes until the Class B notes are paid in full, then to the Class A notes until the Class A notes are paid in full, then to the Class E notes until the Class E notes are paid in full and finally to the Class F interest.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


Interest Payment
Amount: The Notes will bear interest at a fixed annual coupon rate specified on pages 2 and 3, calculated on a 30/360 basis and shall accrue from and including the Prior Payment Date (or the Closing Date with respect to the 1st Payment Date) to but excluding, the related Payment Date.

Monthly Principal
Amount:                   Will be an amount equal to the difference between
                          (i) the Aggregate Contract Principal Balance as of the second calculation date preceding the payment date and
                          (ii) the Aggregate Contract Principal Balance as of the calculation date immediately preceding the payment date.

Class A Percentage:       Approximately 70.0%, which is the ratio of (i) the
                          initial principal amount of the Class A Notes, to (ii) the Initial Aggregate Contract Principal Balance.

Class B Percentage:       Approximately 6.0%, which is the ratio of (i) the
                          initial principal amount of the Class B Notes, to (ii) the Initial Aggregate Contract Principal Balance.

Class C Percentage:       Approximately 4.0%, which is the ratio of (i) the
                          initial principal amount of the Class C Notes, to (ii) the Initial Aggregate Contract Principal Balance.

Class D Percentage:       Approximately 2.0%, which is the ratio of (i) the
                          initial principal amount of the Class D Notes, to (ii) the Initial Aggregate Contract Principal Balance.

Class E Percentage:       Approximately 5.0%, which is the ratio of (i) the
                          initial principal amount of the Class E Notes, to (ii) the Initial Aggregate Contract Principal Balance.

Class F Percentage:       Approximately 13.0%, which is the ratio of (i) the
                          initial principal amount of the Class F Interest, to
                          (ii) the Initial Aggregate Contract Principal Balance.

Principal Payment
Amount for Class A,
Class B, Class C,
Class D, Class E
and Class F:              Shall equal the respective percentage of the related
                          Class of Notes times the monthly principal amount.

                          On each payment date the "additional principal", if any, will be (i) for any date on or after the Class F principal balance has been reduced to the Class F floor, the principal amount which is reallocated from Class F and used to pay principal on other classes of Notes and (ii) for so long as the Class E Notes are non-interest bearing, the amount which would have been used to pay interest on the Class E Notes if they had been interest bearing and which will be reallocated pro-rata to Class A, Class B, Class C and Class D.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


Trigger Event:            Means the occurrence of one or more of the following:
                          (a) ABC or an affiliate is no longer the Servicer; (b) the Three-Month Delinquency Percentage calculated on the related Calculation Date is greater than 10.50%;
                          or (c) the Cumulative Net Loss Percentage as of any Calculation Date occurring during the following periods exceeds the "Loss Trigger Level Percentage" set forth below:

                          Period                                Loss Trigger Level Percentage
                          ------                                -----------------------------
                          1st Collection Period through
                          12th Collection Period                           4.50%

                          13th Collection Period through
                          24th Collection Period                           6.00%

                          25th Collection Period
                          and thereafter                                   7.25%

                          Notwithstanding the foregoing: (i) the Trigger Event referenced in clause (b) may be cured if the Three-Month Delinquency Percentage for any Collection Period thereafter is less than or equal to 10.50% and
                          (ii) the Trigger Event referenced in clause (c) may be cured if the Cumulative Net Loss Percentage, although it exceeds the "Loss Trigger Level Percentage" in a prior period, is less than or equal to the "Loss Trigger Level Percentage" in a subsequent period.

Defaulted Contract:       With respect to any Collection Period, means any
                          Contract (i) that is delinquent for 121 days or more
                          (without regard to any Servicer Advances or the application of any Security Deposit) or (ii) as to which the Servicer has determined in accordance with its customary servicing practices that eventual payment of the remaining Scheduled Payments thereunder is unlikely or (iii) that has been rejected in a bankruptcy proceeding.

Three-Month
Delinquency
Percentage:               With respect to any Payment Date commencing with the
                          third Payment Date, the percentage equivalent of a fraction, (a) the numerator of which is the sum of the Monthly Delinquency Percentage for such Payment Date and the two immediately preceding Payment Dates and
                          (b) the denominator of which is three.

Monthly Delinquency
Percentage:               With respect to any Payment Date, the percentage
                          equivalent of a fraction (a) the numerator of which is the Aggregate Contract Principal Balance all Contracts which are 31 or more days delinquent, determined as of the related Calculation Date and (b) the denominator of which is the Aggregate Contract Principal Balance as of the related Calculation Date.

Cumulative Net
Loss Percentage:          With respect to each Collection Period, the percentage
                          equivalent of a fraction, the numerator of which is the excess of (x) the aggregate amount of the Contract
                          Principal Balance (immediately prior to a Contract's classification as a Defaulted Contract) of all Contracts which become Defaulted Contracts during all prior Collection Periods (including such Collection
                          Period) over (y) the aggregate amount of all recoveries related to those Defaulted Contracts and the denominator of which is the Initial Aggregate
                          Contract Principal Balance.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


Credit Enhancement:       Subordination, Reserve Account

Subordination:            The Class B, Class C, Class D, and Class E Notes and
                          Class F Interest are subordinate to the Class A Notes
                          (the subordination being approximately 30.0% of the Initial Aggregate Contract Principal Balance at closing). The Class C, Class D, and Class E Notes and
                          Class F Interest are subordinate to the Class B Notes
                          (the subordination being approximately 24.0% of the Initial Aggregate Contract Principal Balance at closing). The Class D and Class E Notes and Class F
                          Interest are subordinate to the Class C Notes (the subordination being approximately 20.0% of the Initial
                          Aggregate Contract Principal Balance at closing). The
                          Class E Notes and Class F Interest are subordinate to the Class D Notes (the subordination being approximately 18.0% of the Initial Aggregate Contract
                          Principal Balance at closing). The Class F Interest is subordinate to the Class E Notes (the subordination being approximately 13.0% of the Initial Aggregate
                          Contract Principal Balance at closing).

Reserve Account:          If, on any Payment Date, the Available Funds are
                          insufficient to pay interest and principal due on the Notes for any Payment Date (and any other item included in "Flow of Funds," (i) through (xv)), amounts on deposit in the Reserve Account will be available to make up any such shortfall. The Reserve
                          Account will be funded at Closing in an amount equal to 1% of the Initial Aggregate Contract Principal
                          Balance. The Required Reserve Amount will be the lesser of (a) 1% of the Initial Aggregate Contract
                          Principal Balance and (b) 100% of the Outstanding
                          Principal Balance of the Notes (excluding the Class F
                          Interest). The Reserve Account will receive additional funds in accordance with the "Flow of Funds" if needed to maintain the Required Reserve Amount. Amounts on deposit in the Reserve Account which are in excess of the Required Reserve Amount will be released to the Issuer.

Optional Redemption
(Full Redemption):        The Notes may be redeemed by the Issuer, in whole but
                          not in part, at par plus accrued interest on any Payment Date on which the outstanding Aggregate
                          Contract Principal Balance is less than or equal to 10% of the Initial Aggregate Contract Principal
                          Balance.

Tax Status:               The Issuer will receive an opinion to the effect that
                          the Offered Notes will be characterized as debt for federal income tax purposes. Please see the Prospectus for a full description of the tax characterization of the Offered Notes.

ERISA Eligible:           Subject to the restrictions and considerations
                          discussed under "ERISA Considerations" in the prospectus, the Offered Notes will be eligible for purchase by persons investing assets of employee benefit plans. In the Prospectus, an investor that is, or is acting on behalf of, an employee benefit plan subject to ERISA or Section 4975 of the Code will be deemed to represent and warrant that its investment in the Offered Notes, as applicable, will not result in a non-exempt prohibited transaction under ERISA or
                          Section 4975 of the Code.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


Further Information:      Banking: Robert Schwartz (212-778-4638), Shelby
                          Carvalho (212-778-4127), Caroline Owen (212-778-8038)
                          Trading: Rob Karr (212-778-2741) FSG: Lina Hsu
                          (212-778-1451), Matt DeAngelis (212-778-2458), Plamen
                          Mitrikov (212-778-2612)

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

COUPON:  TBD                                           ADVANTA 001                             FIRST PAYMENT: 04/15/00
ORIGINAL BALANCE: $181,285,000.00                BOND A1 BE-YIELD TABLE                     YIELD TABLE DATE: 03/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                        0.00%       3.00%       6.00%       9.00%       12.00%
     PRICE               CPR         CPR         CPR         CPR         CPR

     99-24             7.288       7.306       7.326       7.346       7.368
     99-24+            7.269       7.286       7.305       7.324       7.344
     99-25             7.251       7.267       7.284       7.302       7.320
     99-25+            7.232       7.247       7.263       7.279       7.297
     99-26             7.213       7.227       7.242       7.257       7.273
     99-26+            7.195       7.207       7.221       7.235       7.250
     99-27             7.176       7.188       7.200       7.212       7.226
     99-27+            7.157       7.168       7.179       7.190       7.202

     99-28             7.139       7.148       7.158       7.168       7.179
     99-28+            7.120       7.128       7.137       7.146       7.155
     99-29             7.102       7.109       7.116       7.123       7.132
     99-29+            7.083       7.089       7.095       7.101       7.108
     99-30             7.064       7.069       7.074       7.079       7.084
     99-30+            7.046       7.049       7.053       7.057       7.061
     99-31             7.027       7.030       7.032       7.035       7.037
     99-31+            7.009       7.010       7.011       7.012       7.014

    100-00             6.990       6.990       6.990       6.990       6.990
    100-00+            6.972       6.970       6.969       6.968       6.967
    100-01             6.953       6.951       6.948       6.946       6.943
    100-01+            6.934       6.931       6.927       6.924       6.920
    100-02             6.916       6.911       6.907       6.902       6.896
    100-02+            6.897       6.892       6.886       6.879       6.873
    100-03             6.879       6.872       6.865       6.857       6.849
    100-03+            6.860       6.852       6.844       6.835       6.826

    100-04             6.842       6.833       6.823       6.813       6.802
    100-04+            6.823       6.813       6.802       6.791       6.779
    100-05             6.805       6.793       6.781       6.769       6.755
    100-05+            6.786       6.774       6.761       6.747       6.732
    100-06             6.768       6.754       6.740       6.725       6.709
    100-06+            6.749       6.735       6.719       6.702       6.685
    100-07             6.731       6.715       6.698       6.680       6.662
    100-07+            6.712       6.695       6.677       6.658       6.638

First Payment          0.044       0.044       0.044       0.044       0.044
Average Life           0.905       0.851       0.800       0.753       0.708
Last Payment           1.794       1.711       1.628       1.544       1.461
Mod.Dur. @ 100-00      0.842       0.793       0.747       0.704       0.664
Accrued Interest       0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


COUPON:  TBD                                           ADVANTA 001                             FIRST PAYMENT: 04/15/00
ORIGINAL BALANCE: $63,269,000.00                 BOND A2 BE-YIELD TABLE                      YIELD TABLE DATE: 03/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                       0.00%       3.00%       6.00%       9.00%       12.00%
     PRICE              CPR         CPR         CPR         CPR         CPR
     99-24            7.474       7.479       7.484       7.490       7.496
     99-24+           7.466       7.471       7.476       7.481       7.487
     99-25            7.458       7.462       7.467       7.472       7.477
     99-25+           7.450       7.454       7.458       7.463       7.468
     99-26            7.442       7.445       7.449       7.454       7.458
     99-26+           7.434       7.437       7.441       7.445       7.449
     99-27            7.425       7.429       7.432       7.436       7.439
     99-27+           7.417       7.420       7.423       7.427       7.430

     99-28            7.409       7.412       7.415       7.418       7.421
     99-28+           7.401       7.404       7.406       7.408       7.411
     99-29            7.393       7.395       7.397       7.399       7.402
     99-29+           7.385       7.387       7.389       7.390       7.392
     99-30            7.377       7.379       7.380       7.381       7.383
     99-30+           7.369       7.370       7.371       7.372       7.373
     99-31            7.361       7.362       7.363       7.363       7.364
     99-31+           7.353       7.354       7.354       7.354       7.355

    100-00            7.345       7.345       7.345       7.345       7.345
    100-00+           7.337       7.337       7.337       7.336       7.336
    100-01            7.329       7.328       7.328       7.327       7.326
    100-01+           7.321       7.320       7.319       7.318       7.317
    100-02            7.313       7.312       7.310       7.309       7.308
    100-02+           7.305       7.303       7.302       7.300       7.298
    100-03            7.297       7.295       7.293       7.291       7.289
    100-03+           7.289       7.287       7.284       7.282       7.279

    100-04            7.281       7.278       7.276       7.273       7.270
    100-04+           7.273       7.270       7.267       7.264       7.261
    100-05            7.265       7.262       7.258       7.255       7.251
    100-05+           7.257       7.254       7.250       7.246       7.242
    100-06            7.249       7.245       7.241       7.237       7.232
    100-06+           7.241       7.237       7.233       7.228       7.223
    100-07            7.233       7.229       7.224       7.219       7.214
    100-07+           7.225       7.220       7.215       7.210       7.204

First Payment         1.794       1.711       1.628       1.544       1.461
Average Life          2.177       2.087       2.000       1.916       1.834
Last Payment          2.628       2.461       2.378       2.294       2.211
Mod.Dur. @ 100-00     1.947       1.873       1.800       1.730       1.661
Accrued Interest      0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


COUPON:  TBD                                           ADVANTA 001                             FIRST PAYMENT: 04/15/00
ORIGINAL BALANCE: $84,623,000.00                 BOND A3 BE-YIELD TABLE                     YIELD TABLE DATE: 03/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                       0.00%       3.00%       6.00%       9.00%       12.00%
     PRICE              CPR         CPR         CPR         CPR         CPR
     99-24            7.565       7.567       7.569       7.572       7.574
     99-24+           7.560       7.562       7.564       7.566       7.568
     99-25            7.554       7.556       7.558       7.560       7.562
     99-25+           7.549       7.551       7.552       7.554       7.556
     99-26            7.544       7.545       7.547       7.548       7.550
     99-26+           7.538       7.540       7.541       7.543       7.544
     99-27            7.533       7.534       7.535       7.537       7.538
     99-27+           7.527       7.529       7.530       7.531       7.532

     99-28            7.522       7.523       7.524       7.525       7.527
     99-28+           7.517       7.518       7.519       7.520       7.521
     99-29            7.511       7.512       7.513       7.514       7.515
     99-29+           7.506       7.507       7.507       7.508       7.509
     99-30            7.501       7.501       7.502       7.502       7.503
     99-30+           7.495       7.496       7.496       7.496       7.497
     99-31            7.490       7.490       7.490       7.491       7.491
     99-31+           7.484       7.485       7.485       7.485       7.485

    100-00            7.479       7.479       7.479       7.479       7.479
    100-00+           7.474       7.474       7.473       7.473       7.473
    100-01            7.468       7.468       7.468       7.468       7.467
    100-01+           7.463       7.463       7.462       7.462       7.461
    100-02            7.458       7.457       7.457       7.456       7.455
    100-02+           7.452       7.452       7.451       7.450       7.450
    100-03            7.447       7.446       7.445       7.445       7.444
    100-03+           7.442       7.441       7.440       7.439       7.438

    100-04            7.436       7.435       7.434       7.433       7.432
    100-04+           7.431       7.430       7.429       7.427       7.426
    100-05            7.425       7.424       7.423       7.421       7.420
    100-05+           7.420       7.419       7.417       7.416       7.414
    100-06            7.415       7.413       7.412       7.410       7.408
    100-06+           7.409       7.408       7.406       7.404       7.402
    100-07            7.404       7.402       7.400       7.398       7.396
    100-07+           7.399       7.397       7.395       7.393       7.390

First Payment         2.628       2.461       2.378       2.294       2.211
Average Life          3.414       3.326       3.237       3.147       3.056
Last Payment          4.378       4.294       4.294       4.211       4.211
Mod.Dur. @ 100-00     2.912       2.846       2.778       2.708       2.637
Accrued Interest      0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

 COUPON:  TBD                                           ADVANTA 001                             FIRST PAYMENT: 04/15/00
 ORIGINAL BALANCE: $28,215,000.00                  BOND B BE-YIELD TABLE                     YIELD TABLE DATE: 03/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                      0.00%       3.00%       6.00%       9.00%      12.00%
     PRICE              CPR         CPR         CPR         CPR         CPR
     99-24            7.707       7.713       7.720       7.727       7.734
     99-24+           7.697       7.703       7.709       7.716       7.723
     99-25            7.687       7.692       7.698       7.704       7.711
     99-25+           7.677       7.682       7.687       7.693       7.699
     99-26            7.667       7.671       7.676       7.682       7.687
     99-26+           7.657       7.661       7.666       7.670       7.676
     99-27            7.647       7.651       7.655       7.659       7.664
     99-27+           7.637       7.640       7.644       7.648       7.652

     99-28            7.626       7.630       7.633       7.637       7.640
     99-28+           7.616       7.619       7.622       7.625       7.628
     99-29            7.606       7.609       7.611       7.614       7.617
     99-29+           7.596       7.598       7.600       7.603       7.605
     99-30            7.586       7.588       7.590       7.591       7.593
     99-30+           7.576       7.578       7.579       7.580       7.582
     99-31            7.566       7.567       7.568       7.569       7.570
     99-31+           7.556       7.557       7.557       7.558       7.558

    100-00            7.546       7.546       7.546       7.546       7.546
    100-00+           7.536       7.536       7.535       7.535       7.535
    100-01            7.526       7.525       7.525       7.524       7.523
    100-01+           7.516       7.515       7.514       7.513       7.511
    100-02            7.506       7.505       7.503       7.501       7.499
    100-02+           7.496       7.494       7.492       7.490       7.488
    100-03            7.486       7.484       7.481       7.479       7.476
    100-03+           7.476       7.473       7.471       7.468       7.464

    100-04            7.466       7.463       7.460       7.456       7.453
    100-04+           7.456       7.453       7.449       7.445       7.441
    100-05            7.446       7.442       7.438       7.434       7.429
    100-05+           7.436       7.432       7.427       7.423       7.418
    100-06            7.426       7.422       7.417       7.411       7.406
    100-06+           7.416       7.411       7.406       7.400       7.394
    100-07            7.406       7.401       7.395       7.389       7.382
    100-07+           7.396       7.390       7.384       7.378       7.371

First Payment         0.044       0.044       0.044       0.044       0.044
Average Life          1.764       1.693       1.624       1.557       1.492
Last Payment          3.794       3.711       3.628       3.544       3.461
Mod.Dur. @ 100-00     1.560       1.501       1.443       1.387       1.333
Accrued Interest      0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

COUPON:  TBD                                           ADVANTA 001                             FIRST PAYMENT: 04/15/00
ORIGINAL BALANCE: $18,810,000.00                  BOND C BE-YIELD TABLE                     YIELD TABLE DATE: 03/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                       0.00%       3.00%       6.00%       9.00%       12.00%
     PRICE              CPR         CPR         CPR         CPR         CPR
     99-24            7.817       7.824       7.831       7.838       7.846
     99-24+           7.807       7.813       7.820       7.826       7.834
     99-25            7.797       7.802       7.809       7.815       7.822
     99-25+           7.787       7.792       7.798       7.804       7.810
     99-26            7.776       7.781       7.787       7.792       7.798
     99-26+           7.766       7.771       7.776       7.781       7.786
     99-27            7.756       7.760       7.764       7.769       7.774
     99-27+           7.746       7.750       7.753       7.758       7.762

     99-28            7.736       7.739       7.742       7.746       7.750
     99-28+           7.726       7.728       7.732       7.735       7.738
     99-29            7.715       7.718       7.721       7.723       7.726
     99-29+           7.705       7.707       7.710       7.712       7.714
     99-30            7.695       7.697       7.699       7.700       7.702
     99-30+           7.685       7.686       7.688       7.689       7.690
     99-31            7.675       7.676       7.677       7.678       7.678
     99-31+           7.665       7.665       7.666       7.666       7.667

    100-00            7.655       7.655       7.655       7.655       7.655
    100-00+           7.644       7.644       7.644       7.643       7.643
    100-01            7.634       7.634       7.633       7.632       7.631
    100-01+           7.624       7.623       7.622       7.620       7.619
    100-02            7.614       7.612       7.611       7.609       7.607
    100-02+           7.604       7.602       7.600       7.598       7.595
    100-03            7.594       7.591       7.589       7.586       7.583
    100-03+           7.584       7.581       7.578       7.575       7.571

    100-04            7.574       7.570       7.567       7.563       7.559
    100-04+           7.564       7.560       7.556       7.552       7.548
    100-05            7.553       7.549       7.545       7.540       7.536
    100-05+           7.543       7.539       7.534       7.529       7.524
    100-06            7.533       7.528       7.523       7.518       7.512
    100-06+           7.523       7.518       7.512       7.506       7.500
    100-07            7.513       7.507       7.501       7.495       7.488
    100-07+           7.503       7.497       7.490       7.484       7.476

First Payment         0.044       0.044       0.044       0.044       0.044
Average Life          1.744       1.672       1.602       1.533       1.467
Last Payment          3.544       3.461       3.378       3.294       3.211
Mod.Dur. @ 100-00     1.542       1.482       1.424       1.367       1.311
Accrued Interest      0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

COUPON:  TBD                                           ADVANTA 001                             FIRST PAYMENT: 04/15/00
ORIGINAL BALANCE: $9,405,000.00                   BOND D BE-YIELD TABLE                     YIELD TABLE DATE: 03/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                       0.00%       3.00%       6.00%       9.00%       12.00%
     PRICE              CPR         CPR         CPR         CPR         CPR
     99-24            8.311       8.318       8.325       8.333       8.341
     99-24+           8.300       8.307       8.314       8.321       8.329
     99-25            8.290       8.296       8.302       8.309       8.316
     99-25+           8.280       8.285       8.291       8.297       8.304
     99-26            8.269       8.274       8.280       8.286       8.292
     99-26+           8.259       8.264       8.269       8.274       8.280
     99-27            8.249       8.253       8.257       8.262       8.267
     99-27+           8.238       8.242       8.246       8.251       8.255

     99-28            8.228       8.231       8.235       8.239       8.243
     99-28+           8.218       8.221       8.224       8.227       8.231
     99-29            8.207       8.210       8.213       8.215       8.218
     99-29+           8.197       8.199       8.201       8.204       8.206
     99-30            8.187       8.188       8.190       8.192       8.194
     99-30+           8.176       8.178       8.179       8.180       8.182
     99-31            8.166       8.167       8.168       8.169       8.170
     99-31+           8.156       8.156       8.156       8.157       8.157

    100-00            8.145       8.145       8.145       8.145       8.145
    100-00+           8.135       8.134       8.134       8.134       8.133
    100-01            8.125       8.124       8.123       8.122       8.121
    100-01+           8.114       8.113       8.112       8.110       8.109
    100-02            8.104       8.102       8.100       8.099       8.097
    100-02+           8.094       8.092       8.089       8.087       8.084
    100-03            8.083       8.081       8.078       8.075       8.072
    100-03+           8.073       8.070       8.067       8.064       8.060

    100-04            8.063       8.059       8.056       8.052       8.048
    100-04+           8.052       8.049       8.045       8.040       8.036
    100-05            8.042       8.038       8.033       8.029       8.024
    100-05+           8.032       8.027       8.022       8.017       8.011
    100-06            8.022       8.016       8.011       8.005       7.999
    100-06+           8.011       8.006       8.000       7.994       7.987
    100-07            8.001       7.995       7.989       7.982       7.975
    100-07+           7.991       7.984       7.978       7.970       7.963

First Payment         0.044       0.044       0.044       0.044       0.044
Average Life          1.721       1.647       1.576       1.507       1.440
Last Payment          3.378       3.294       3.128       3.044       2.961
Mod.Dur. @ 100-00     1.514       1.453       1.395       1.337       1.282
Accrued Interest      0.000       0.000       0.000       0.000       0.000

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

                             Collateral Information


The statistical information presented in this prospectus supplement concerning the contracts reflects those cashflows from March, 2000 and onward related to the portfolio of contracts as of the close of business on January 31, 2000 (the "statistical calculation date"), and has been calculated using an assumed discount rate of 9% per year. The "aggregate contract principal balance" of the contracts as of the statistical calculation date is $444,821,253.94 using the 9% discount rate. The aggregate contract principal balance of the contracts as of February 29, 2000 is $470,253,515.34 using the 9% discount rate. As of the cut-off date, the total number of contracts in the final pool was 39,646.

The statistical distribution of the characteristics of the contracts as of the cut-off date using the applicable discount rate may vary somewhat from the statistical distribution of the characteristics of the contracts as of the statistical calculation date as presented in this prospectus supplement, because between January 31, 2000 and February 29, 2000 contracts will have been added to the pool, payments have been made on the contracts and some contracts may be determined not to meet the eligibility requirements for the final pool.

The variance in the aggregate contract principal balance as of the February 29, 2000 cut-off date is $25,432,261 which is approximately 5.72% greater than the aggregate contract principal balance as of the January 31, 2000 statistical calculation date. Except to the extent the information changes to reflect the increased initial contract principal balance, the material characteristics of the final pool will not vary by more than 5% compared to the characteristics as of the statistical calculation date described in this prospectus supplement.


Note: Percentages may not add to 100% due to rounding.


                    SUMMARY INFORMATION CONCERNING CONTRACTS
                            (As of January 31, 2000)

Number of Contracts...............................................         37,978
Statistical Aggregate Contract Principal Balance..................   $444,821,254
Statistical Average Contract Principal Balance....................        $11,713
Statistical Minimum Contract Principal Balance....................            $93
Statistical Maximum Contract Principal Balance....................       $354,935
Aggregate Original Equipment Cost.................................   $506,343,301
Average Original Equipment Cost...................................        $13,333
Minimum Original Equipment Cost...................................           $178
Maximum Original Equipment Cost...................................       $473,623
Weighted Average Original Term in Months..........................             48
Minimum Original Term in Months...................................              5
Maximum Original Term in Months...................................             83
Weighted Average Remaining Term in Months.........................             40
Minimum Remaining Term in Months..................................              1
Maximum Remaining Term in Months..................................             78
Weighted Average Seasoning in Months..............................              8
Largest User......................................................           0.10%
Loan Contracts....................................................           1.47%

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

                       DISTRIBUTION OF CONTRACTS BY STATE

                                                            PERCENTAGE OF
                                                            STATISTICAL         STATISTICAL
                                            PERCENTAGE       AGGREGATE           AGGREGATE          AGGREGATE       PERCENTAGE
                               NUMBER OF    OF NUMBER         CONTRACT            CONTRACT          EQUIPMENT       OF ORIGINAL
STATE                          CONTRACTS   OF CONTRACTS  PRINCIPAL BALANCE   PRINCIPAL BALANCE        COST        EQUIPMENT COST
-----------------------------  ----------  ------------  -----------------   -----------------    ------------    --------------
Alabama.....................       463          1.22%      $  4,934,960              1.11%        $  5,649,449         1.12%
Alaska......................        58          0.15            962,655              0.22            1,074,804         0.21
Arizona.....................       773          2.04          8,348,138              1.88            9,559,059         1.89
Arkansas....................       194          0.51          2,240,967              0.50            2,554,173         0.50
California..................     4,652         12.25         68,256,393             15.34           75,998,675        15.01
Colorado....................       690          1.82          8,412,059              1.89            9,439,289         1.86
Connecticut.................       644          1.70          6,840,587              1.54            7,876,188         1.56
Delaware....................       207          0.55          2,055,422              0.46            2,345,475         0.46
District of Columbia........       214          0.56          2,523,822              0.57            3,083,302         0.61
Florida.....................     3,523          9.28         38,401,519              8.63           43,718,263         8.63
Georgia.....................     1,164          3.06         13,356,336              3.00           15,125,864         2.99
Hawaii......................        94          0.25          1,207,009              0.27            1,307,165         0.26
Idaho.......................       121          0.32          1,266,654              0.28            1,412,718         0.28
Illinois....................     1,098          2.89         14,395,902              3.24           16,191,952         3.20
Indiana.....................       421          1.11          4,733,923              1.06            5,195,378         1.03
Iowa........................       111          0.29          1,626,601              0.37            1,753,502         0.35
Kansas......................       181          0.48          1,773,468              0.40            1,899,821         0.38
Kentucky....................       358          0.94          3,378,280              0.76            3,812,319         0.75
Louisiana...................       159          0.42          1,172,460              0.26            1,336,759         0.26
Maine.......................       140          0.37          1,753,662              0.39            1,905,092         0.38
Maryland....................       988          2.60         11,171,388              2.51           12,969,527         2.56
Massachusetts...............     1,374          3.62         15,776,928              3.55           18,761,265         3.71
Michigan....................       769          2.02          7,736,011              1.74            8,610,043         1.70
Minnesota...................       420          1.11          5,611,513              1.26            6,330,917         1.25
Mississippi.................       176          0.46          1,595,169              0.36            1,762,635         0.35
Missouri....................       447          1.18          4,757,149              1.07            5,350,637         1.06
Montana.....................        70          0.18            733,700              0.16              804,246         0.16
Nebraska....................        80          0.21          1,098,442              0.25            1,178,596         0.23
Nevada......................       216          0.57          3,306,492              0.74            3,600,025         0.71
New Hampshire...............       232          0.61          2,780,345              0.63            3,117,563         0.62
New Jersey..................     2,667          7.02         31,791,544              7.15           37,099,268         7.33
New Mexico..................       259          0.68          2,494,898              0.56            2,780,997         0.55
New York....................     3,180          8.37         37,291,239              8.38           42,885,488         8.47
North Carolina..............     1,135          2.99         11,774,432              2.65           13,180,441         2.60
North Dakota................        32          0.08            440,784              0.10              466,456         0.09
Ohio........................     1,155          3.04         12,356,219              2.78           13,916,829         2.75
Oklahoma....................       306          0.81          3,355,324              0.75            3,778,618         0.75
Oregon......................       373          0.98          4,239,228              0.95            4,702,186         0.93
Pennsylvania................     2,268          5.97         22,381,814              5.03           25,931,544         5.12
Puerto Rico.................         6          0.02             84,541              0.02               94,612         0.02
Rhode Island................       357          0.94          3,332,545              0.75            3,918,577         0.77
South Carolina..............       396          1.04          4,679,157              1.05            5,387,186         1.06
South Dakota................        41          0.11            482,521              0.11              529,149         0.10
Tennessee...................       368          0.97          4,814,481              1.08            5,490,196         1.08
Texas.......................     3,030          7.98         34,206,957              7.69           39,661,127         7.83
Utah........................       200          0.53          2,808,008              0.63            3,107,260         0.61
Vermont.....................       133          0.35          1,457,943              0.33            1,643,363         0.32
Virgin Islands..............         7          0.02             38,602              0.01               49,315         0.01
Virginia....................       991          2.61         11,257,645              2.53           13,260,186         2.62
Washington..................       503          1.32          6,757,205              1.52            7,448,380         1.47
West Virginia...............       120          0.32          1,464,807              0.33            1,600,067         0.32
Wisconsin...................       364          0.96          4,585,069              1.03            5,106,493         1.01
Wyoming.....................        50          0.13            518,339              0.12              580,858         0.11
                                ------        ------       ------------            ------         ------------       ------
     Total..................    37,978        100.00%      $444,821,254            100.00%        $506,343,301       100.00%
                                ======        ======       ============            ======         ============       ======

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

             DISTRIBUTION OF CONTRACTS BY CONTRACT PRINCIPAL BALANCE

                                                                                    PERCENTAGE OF
                                                                  STATISTICAL        STATISTICAL                       PERCENTAGE
                                                PERCENTAGE         AGGREGATE          AGGREGATE        AGGREGATE      OF ORIGINAL
                                  NUMBER OF    OF NUMBER OF        CONTRACT           CONTRACT         EQUIPMENT       EQUIPMENT
CONTRACT PRINCIPAL BALANCE        CONTRACTS      CONTRACTS     PRINCIPAL BALANCE  PRINCIPAL BALANCE       COST            COST
-------------------------------   -----------  --------------  -----------------  -----------------  -------------    -------------
$       0.00  to  $  5,000.00..     14,554          38.32%       $ 40,318,668             9.06%      $ 52,648,889          10.40%
$   5,000.01  to  $ 10,000.00..      9,170          24.15          66,038,146            14.85         78,335,616          15.47
$  10,000.01  to  $ 15,000.00..      5,573          14.67          67,403,179            15.15         76,221,688          15.05
$  15,000.01  to  $ 20,000.00..      2,540           6.69          43,921,389             9.87         49,535,089           9.78
$  20,000.01  to  $ 25,000.00..      1,721           4.53          38,457,348             8.65         43,284,064           8.55
$  25,000.01  to  $ 50,000.00..      3,441           9.06         120,270,157            27.04        132,370,228          26.14
$  50,000.01  to  $100,000.00..        901           2.37          56,663,797            12.74         60,501,418          11.95
$100,000.01  to  $200,000.00...         67           0.18           8,898,784             2.00         10,098,087           1.99
$200,000.01  to  $300,000.00...          8           0.02           1,859,195             0.42          2,075,006           0.41
Greater than $300,000.00.......          3           0.01             990,591             0.22          1,273,216           0.25
                                    ------         ------        ------------           ------       ------------         ------
     Total.....................     37,978         100.00%       $444,821,254           100.00%      $506,343,301         100.00%
                                    ======         ======        ============           ======       ============         ======


              DISTRIBUTION OF CONTRACTS BY ORIGINAL EQUIPMENT COST

                                                                                    PERCENTAGE OF
                                                                 STATISTICAL         STATISTICAL                      PERCENTAGE
                                                PERCENTAGE        AGGREGATE           AGGREGATE        AGGREGATE      OF ORIGINAL
                                  NUMBER OF    OF NUMBER OF        CONTRACT           CONTRACT         EQUIPMENT       EQUIPMENT
ORIGINAL EQUIPMENT COST           CONTRACTS      CONTRACTS    PRINCIPAL BALANCE   PRINCIPAL BALANCE       COST           COST
-------------------------------   ---------    ------------   -----------------   ----------------- -------------    --------------
$       0.00  to  $   5,000.00.     12,122          31.92%     $ 30,694,304              6.90%      $  37,284,083          7.36%
$   5,000.01  to  $  10,000.00.      9,729          25.62        60,391,449             13.58          70,659,295         13.95
$  10,000.01  to  $  15,000.00.      6,112          16.09        66,627,359             14.98          75,096,293         14.83
$  15,000.01  to  $  20,000.00.      2,861           7.53        43,329,494              9.74          49,489,357          9.77
$  20,000.01  to  $  25,000.00.      1,882           4.96        37,315,450              8.39          42,227,565          8.34
$  25,000.01  to  $  50,000.00.      3,971          10.46       124,878,014             28.07         138,826,790         27.42
$  50,000.01  to  $100,000.00..      1,181           3.11        66,362,543             14.92          74,517,073         14.72
$100,000.01  to  $200,000.00...        104           0.27        11,575,493              2.60          13,643,986          2.69
$200,000.01  to  $300,000.00...         10           0.03         1,929,242              0.43           2,317,362          0.46
Greater than $300,000.00.......          6           0.02         1,717,906              0.39           2,281,497          0.45
                                    ------         ------      ------------            ------        ------------        ------
     Total.......................   37,978         100.00%     $444,821,254            100.00%       $506,343,301        100.00%
                                    ======         ======      ============            ======        ============        ======


      DISTRIBUTION OF CONTRACTS BY REMAINING MONTHS TO STATED MATURITY (1)

                                                                                    PERCENTAGE OF
                                                                 STATISTICAL         STATISTICAL                      PERCENTAGE
                                                PERCENTAGE        AGGREGATE           AGGREGATE        AGGREGATE      OF ORIGINAL
                                  NUMBER OF    OF NUMBER OF        CONTRACT           CONTRACT         EQUIPMENT       EQUIPMENT
REMAINING TERM (MONTHS)           CONTRACTS      CONTRACTS    PRINCIPAL BALANCE   PRINCIPAL BALANCE       COST           COST
--------------------------------  -----------  ------------   -----------------   -----------------   ------------     ------------
 0  to  12.....................      1,997           5.26%     $  6,526,053             1.47%         $ 13,548,921         2.68%
13  to  24.....................      7,357          19.37        50,375,291             11.32           71,600,373         14.14
25  to  36.....................     13,351          35.15       132,607,133             29.81          152,835,702         30.18
37  to  48.....................      5,837          15.37        90,573,444             20.36          100,168,839         19.78
49  to  60.....................      9,326          24.56       162,082,575             36.44          165,516,743         32.69
61  to  72.....................        107           0.28         2,324,119              0.52            2,328,220          0.46
73  to  84.....................          3           0.01           332,639              0.07              344,503          0.07
                                    ------          ------      ------------            ------         ------------        ------
     Total.....................     37,978          100.00%     $444,821,254            100.00%        $506,343,301        100.00%
                                    ======          ======      ============            ======         ============        ======


---------------
(1) Remaining payments from February 29, 2000.

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000


               DISTRIBUTION OF CONTRACTS BY ORIGINAL CONTRACT TERM

                                                                                 PERCENTAGE OF
                                                              STATISTICAL         STATISTICAL                       PERCENTAGE
                                             PERCENTAGE        AGGREGATE           AGGREGATE         AGGREGATE     OF ORIGINAL
                                NUMBER OF   OF NUMBER OF        CONTRACT           CONTRACT          EQUIPMENT      EQUIPMENT
ORIGINAL TERM (MONTHS)          CONTRACTS     CONTRACTS    PRINCIPAL BALANCE   PRINCIPAL BALANCE        COST           COST
--------------------------    -----------   ------------   -----------------   -----------------   ------------    -------------
 0  to  12.................         809           2.13%     $   2,397,020             0.54%         $  4,570,330          0.90%
13  to  24.................       3,172           8.35        17,270,614              3.88           25,579,585          5.05
25  to  36.................      16,882          44.45       151,073,801             33.96          184,170,055         36.37
37  to  48.................       4,400          11.59        56,047,909             12.60           62,683,036         12.38
49  to  60.................      12,066          31.77       207,843,754             46.73          218,129,307         43.08
61  to  72.................         646           1.70         9,855,517              2.22           10,866,484          2.15
73  to  84.................           3           0.01           332,639              0.07              344,503          0.07
                                 ------         ------      ------------            ------          ------------       ------
     Total.................      37,978         100.00%     $444,821,254            100.00%         $506,343,301       100.00%
                                 ======         ======      ============            ======          ============       ======


                 DISTRIBUTION OF CONTRACTS BY PAYMENT FREQUENCY

                                                                                   PERCENTAGE OF
                                                                STATISTICAL         STATISTICAL                        PERCENTAGE
                                                PERCENTAGE       AGGREGATE           AGGREGATE         AGGREGATE      OF ORIGINAL
                                  NUMBER OF     OF NUMBER         CONTRACT           CONTRACT          EQUIPMENT       EQUIPMENT
PAYMENT TYPE                      CONTRACTS    OF CONTRACTS  PRINCIPAL BALANCE   PRINCIPAL BALANCE       COST             COST
---------------------------      -----------   ------------  -----------------   -----------------   ------------    -------------
Annual.....................            32            0.08%   $     204,003             0.05%         $    296,003          0.06%
Monthly....................        37,014           97.46      435,837,739             97.98          496,210,150         98.00
Quarterly..................           628            1.65        3,003,524              0.68            3,696,519          0.73
Semiannual.................             7            0.02           38,619              0.01               46,990          0.01
Variable...................           297            0.78        5,737,369              1.29            6,093,638          1.20
                                   ------          ------     ------------            ------         ------------        ------
     Total.................        37,978          100.00%    $444,821,254            100.00%        $506,343,301        100.00%
                                   ======          ======     ============            ======         ============        ======


                  DISTRIBUTION OF CONTRACTS BY PURCHASE OPTION

                                                                                   PERCENTAGE OF
                                                                                    STATISTICAL
                                                                STATISTICAL          AGGREGATE                        PERCENTAGE
                                               PERCENTAGE        AGGREGATE            CONTRACT         AGGREGATE     OF ORIGINAL
                                 NUMBER OF    OF NUMBER OF        CONTRACT           PRINCIPAL         EQUIPMENT      EQUIPMENT
PURCHASE OPTION                  CONTRACTS      CONTRACTS    PRINCIPAL BALANCE        BALANCE            COST            COST
---------------------------      -----------   ------------  -----------------   -----------------   ------------    -------------
Fair Market Value..........       12,388           32.62%     $124,882,044              28.07%       $154,941,911        30.60%
Nominal Buyout.............       13,507           35.57       169,558,378              38.12         184,351,861        36.41
Stated Residual............        7,418           19.53        84,476,039              18.99          92,796,417        18.33
Other (1)..................        4,665           12.28        65,904,792              14.82          74,253,112        14.66
                                  ------          ------      ------------             ------        ------------       ------
     Total.................       37,978          100.00%     $444,821,254             100.00%       $506,343,301       100.00%
                                  ======          ======      ============             ======        ============       ======


---------------

(1) "Other" includes loans and contracts in which the issuer will obtain only the right to scheduled payments.


                 DISTRIBUTION OF CONTRACTS BY SOURCE OF CONTRACT

                                                                                  PERCENTAGE OF
                                                                                    STATISTICAL
                                                                STATISTICAL          AGGREGATE                        PERCENTAGE
                                               PERCENTAGE        AGGREGATE            CONTRACT         AGGREGATE     OF ORIGINAL
                                 NUMBER OF    OF NUMBER OF        CONTRACT           PRINCIPAL         EQUIPMENT      EQUIPMENT
SOURCE OF CONTRACT               CONTRACTS      CONTRACTS    PRINCIPAL BALANCE        BALANCE            COST            COST
---------------------------      -----------   ------------  -----------------   -----------------   ------------    -------------
Broker.....................       14,534           38.27%     $239,800,490              53.91%       $263,060,628        51.95%
Vendor.....................       23,444           61.73       205,020,764              46.09         243,282,673        48.05
                                  ------          ------      ------------             ------        ------------       ------
     Total.................       37,978          100.00%     $444,821,254             100.00%       $506,343,301       100.00%
                                  ======          ======      ============             ======        ============       ======

                 PRELIMINARY MARKETING MATERIALS AND TERM SHEET
                 ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
                        ASSET-BACKED NOTES, SERIES 2000-1
                              AS OF MARCH 15, 2000

                   DISTRIBUTION OF CONTRACTS BY EQUIPMENT TYPE

                                                                                     PERCENTAGE OF                       PERCENTAGE
                                               PERCENTAGE        STATISTICAL          STATISTICAL         AGGREGATE      OF ORIGINAL
                                 NUMBER OF    OF NUMBER OF   AGGREGATE CONTRACT   AGGREGATE CONTRACT      EQUIPMENT       EQUIPMENT
EQUIPMENT DESCRIPTION            CONTRACTS      CONTRACTS     PRINCIPAL BALANCE    PRINCIPAL BALANCE         COST           COST
-------------------------------  -----------   ------------  -----------------    ------------------    ------------     ---------
Air Compressors................       70           0.18%     $     903,577                0.20%         $  1,031,913        0.20%
Amusement Equipment............       88           0.23          1,391,907                0.31             1,506,594        0.30
Automated Teller Machines......    1,669           4.39         18,451,417                4.15            19,128,382        3.78
Automotive Equipment...........    1,171           3.08         14,766,642                3.32            15,952,846        3.15
Commercial Fitness Equipment...      207           0.55          3,269,400                0.73             3,584,033        0.71
Commercial/Industrial Cleaning.      492           1.30          4,408,962                0.99             4,760,737        0.94
Communication Equipment........    5,144          13.54         43,256,479                9.72            48,990,690        9.68
Construction Equipment.........      354           0.93          7,079,766                1.59             7,623,814        1.51
Copiers........................    7,977          21.00         75,097,496               16.88            93,990,902       18.56
Environmental..................      105           0.28          1,766,369                0.40             1,849,659        0.37
Freezer/Refrigerator/Restaurant.   1,917           5.05         23,446,145                5.27            25,290,254        4.99
Furniture......................      545           1.44         10,321,558                2.32            11,056,208        2.18
Heavy Machinery................    1,918           5.05         33,805,620                7.60            37,212,841        7.35
Landscaping Equipment..........      277           0.73          3,291,509                0.74             3,556,561        0.70
Laundry Equipment..............      192           0.51          4,540,859                1.02             4,896,608        0.97
Mailing Machines & Equipment...      711           1.87          7,218,760                1.62             8,485,099        1.68
Measuring Equipment............       56           0.15            789,706                0.18               823,483        0.16
Medical Equipment..............      639           1.68         12,858,075                2.89            14,722,200        2.91
Microcomputers & Printers......    6,788          17.87         91,817,588               20.64           105,544,095       20.84
Office Equipment...............      786           2.07          4,822,569                1.08             5,559,372        1.10
Photography Equipment..........      421           1.11          3,829,929                0.86             4,691,277        0.93
Point of Sale Systems..........      670           1.76          9,798,296                2.20            10,687,204        2.11
Pressure Washers...............      127           0.33            687,958                0.15               764,399        0.15
Printing Equipment.............      300           0.79          5,292,252                1.19             5,739,019        1.13
Safes..........................       14           0.04             94,862                0.02               102,994        0.02
Sewing and Embroidery..........      193           0.51          5,390,316                1.21             6,106,512        1.21
Signs/Display..................       79           0.21          1,150,704                0.26             1,254,544        0.25
Software ......................      673           1.77         11,309,209                2.54            13,049,390        2.58
Stenograph.....................      406           1.07          1,770,408                0.40             1,983,477        0.39
Surveillance System............    2,685           7.07         24,085,991                5.41            25,682,502        5.07
Vending Equipment..............      561           1.48          7,521,654                1.69             8,908,514        1.76
Water Coolers..................       88           0.23            484,000                0.11               536,190        0.11
Other..........................      655           1.72         10,101,270                2.27            11,270,988        2.23
                                  ------         ------       ------------              ------          ------------      ------
     Total.....................   37,978         100.00%      $444,821,254              100.00%         $506,343,301      100.00%
                                  ======         ======       ============              ======          ============      ======